EXHIBIT 99.1

Performance Sports Group Reports Preliminary Fourth Quarter and Full Year Fiscal 2016 Results

EXETER, NH - June 8, 2016 - Performance Sports Group Ltd. (NYSE: PSG) (TSX: PSG) (“Performance Sports Group” or the “Company”), a leading developer and manufacturer of high performance sports equipment and apparel, has reported certain preliminary results for its fiscal fourth quarter and full year ended May 31, 2016.

All figures are expressed in U.S. dollars. Certain metrics, including those expressed on an adjusted and/or constant currency basis, are non-GAAP financial measures (see “Non-GAAP Financial Measures” below).

During the fourth quarter of fiscal 2016 (the “fourth quarter”), adverse retail market conditions continued to drive credit-related issues. Under the circumstances, the Company determined it appropriate not to fulfill several customer orders which resulted in lower than expected sales. In addition, the Company anticipates higher than expected bad debt reserves which will be finalized during its fiscal 2016 audit.

“The continued challenging market conditions created customer credit issues that exceeded our expectations,” said Amir Rosenthal, President of PSG Brands and Interim CEO. “In response to these developments, we took actions during the quarter to reduce shipments to customers that were not settling their outstanding payments in line with our requirements.”

As a result of these factors, Performance Sports Group expects to report an Adjusted EPS loss for fiscal 2016 compared to its prior guidance of $0.12 to $0.14 per diluted share. Actual results will be provided with the Company’s fourth quarter earnings release in August.

Despite the current market environment, Performance Sports Group’s asset-based revolving loan (ABL) balance is approximately $94.3 million at the end of fiscal 2016, representing a 29% reduction compared to the $132.1 million balance outstanding at the end of the second quarter of fiscal 2016. This decrease is consistent with the Company’s previously stated guidance of a $35-$40 million reduction from the second quarter. The Company expects to end fiscal 2016 with approximately $424.8 million in debt, essentially unchanged compared to $423.3 million at the end of fiscal 2015. Inventory at the end of fiscal 2016 is expected to be approximately $157 million compared to $175 million at the end of fiscal 2015.

“We reduced our ABL balance during the second half of the fiscal year by approximately $38 million from the end of the second quarter, ending the year well below our $100 million target,” Rosenthal said.  “We expect to reduce inventory by approximately $18 million at the end of fiscal 2016 compared to fiscal 2015 despite a challenging retail environment. We also continued to make progress on our multi-year supply chain cost savings initiative, achieving our $3 million cost saving target for the fiscal year.”

For the fourth quarter, the Company expects to report revenues of approximately $133 million, down 10% compared to the same quarter last year. On a constant currency basis, fourth quarter revenues are expected to decline by approximately 8% to $136 million.

For fiscal 2016, the Company expects to report revenues of approximately $587 million, down 10% compared to fiscal 2015. On a constant currency basis, fiscal 2016 revenues are expected to decline by approximately 5% to $620 million.

Presentation of Financial Information

All figures indicated above with respect to the fourth quarter and fiscal year 2016 are preliminary, have not been reviewed by the Company’s auditors and are subject to change as the Company’s financial results are finalized.

The preliminary results provided in this press release constitute forward-looking statements within the meaning of applicable securities laws, are based on a number of assumptions, and are subject to a number of risks and uncertainties. Please see the section below entitled “Caution Regarding Forward-Looking Statements.”

The Company will announce at a later date when it intends to issue a press release with respect to the finalized financial results for the fourth quarter and full year ended May 31, 2016, and when it intends to file its annual report on Form 10-K which will include audited consolidated financial statements, together with the notes thereto, and management’s discussion and analysis of financial condition and results of operations of the Company for the full year ended May 31, 2016.

About Performance Sports Group Ltd.
Performance Sports Group Ltd. (NYSE: PSG) (TSX: PSG) is a leading developer and manufacturer of  ice hockey, roller hockey, lacrosse, baseball and softball sports equipment, as well as related apparel and soccer apparel. The Company is the global leader in hockey with the strongest and most recognized brand, and is a leader in North America in baseball and softball. Its products are marketed under the BAUER, MISSION, MAVERIK, CASCADE, INARIA, COMBAT and EASTON brand names and are distributed by sales representatives and independent distributors throughout the world. In addition, the Company distributes its hockey products through its Burlington, Massachusetts and Bloomington, Minnesota Own The Moment Hockey Experience retail stores. Performance Sports Group is a member of the Russell 2000 and 3000 Indexes, as well as the S&P/TSX Composite Index. For more information on the Company, please visit www.PerformanceSportsGroup.com.

Non-GAAP Financial Measures
Adjusted EPS and constant currency metrics are non-GAAP financial measures. These non-GAAP financial measures are not recognized measures under GAAP and do not have a standardized meaning prescribed by GAAP, and are therefore unlikely to be comparable to similar measures presented by other companies. When used, these measures are defined in such terms as to allow the reconciliation to the closest GAAP measure. These measures are provided as additional information to complement those GAAP measures by providing further understanding of the Company’s results of operations from management’s perspective. Accordingly, they should not be considered in isolation nor as a substitute for analysis of the Company’s financial information reported under GAAP. The Company uses non-GAAP financial measures, such as Adjusted EPS and constant currency metrics, to provide investors with a supplemental measure of its operating performance and thus highlight trends in its core business that may not otherwise be apparent when relying solely on GAAP financial measures. The Company also believes that securities analysts, investors and other interested parties frequently use non-GAAP financial measures in the evaluation of issuers. The Company also uses non-GAAP financial measures in order to facilitate operating performance comparisons from period to period, prepare annual operating budgets, and to assess its ability to meet future debt service, capital expenditure, and working capital requirements.

Adjusted EPS is defined as Adjusted Net Income/Loss divided by the weighted average diluted shares outstanding. Adjusted Net Income/Loss is defined as net income adjusted for all unrealized gains/losses related to derivative instruments and unrealized gains/losses related to foreign exchange revaluation, non-cash or incremental charges associated with acquisitions, amortization of acquisition related intangible assets for acquisitions since the Company’s initial public offering in Canada, costs related to share offerings, share-based compensation expense and other non-cash or one-time items.

All references to “constant currency,” a non-GAAP financial measure, reflect the impact of translating the current period results at the monthly foreign exchange rates of the prior year period, the effect of changes in the value of the Canadian dollar against the U.S. dollar on our cost of goods purchased for sale outside of the United States, including the related realized gains/losses on derivatives and the realized gains/losses generated from revaluing non-functional currency assets and liabilities. The reported foreign exchange impact does not include the impact of fluctuations in Asian currencies against the U.S. dollar and their related effect on our Asian-sourced finished goods. For more information, see “Part 1. Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Factors Affecting our Performance - Impact of Foreign Exchange and Hedging Practices” in the Company’s quarterly report on Form 10-Q dated April 14, 2016.

Caution Regarding Forward-Looking Statements
This press release includes forward-looking statements within the meaning of applicable securities laws including with respect to, among other things, the Company’s preliminary fourth quarter and full year fiscal 2016 results and the Company’s expectation that it will report an Adjusted EPS loss in fiscal 2016  compared to its prior guidance of $0.12 to $0.14 per diluted share. The words “may,” “will,” “would,” “should,” “could,” “expects,” “plans,” “intends,” “trends,” “indications,” “anticipates,” “believes,” “estimates,” “predicts,” “likely” or “potential” or the negative or other variations of these words or other comparable words or phrases, are intended to identify forward-looking statements.

Implicit in forward-looking statements in respect of Adjusted EPS for fiscal 2016 are certain of our preliminary fourth quarter and full year fiscal 2016 results and expectations, being that (i) the Company will report revenues of approximately $133 million for the fourth quarter, down 10% compared to the same quarter last year (including, the Company’s expectation that, on a constant currency basis, fourth quarter revenues are expected to decline by approximately 8% to $136 million), (ii) the Company will report revenues of approximately $587 million for fiscal 2016, down 10% compared to fiscal 2015 (including, the Company’s expectation that, on a constant currency basis, fiscal 2016 revenues are expected to decline by approximately 5% to $620 million), (iii) the Company anticipates higher than expected bad debt reserves for certain customer across the Company’s sports categories, (iv) the Company expects that it will end fiscal 2016 with approximately $424.8 million in debt, (v) the Company expects that its ABL balance will be approximately $94.3 million at the end of fiscal 2016, and (vi) the Company expects that inventory at the end of fiscal 2016 will decline by approximately $18 million to $157 million compared to the end of fiscal 2015. These preliminary results have not been reviewed by the Company’s auditors and are subject to change as the Company’s financial results are finalized. Readers are cautioned that actual results of the Company with respect to the fourth quarter and full year fiscal 2016 are subject to a number of risks and uncertainties, including, among other things, the risk that customers are unable to make payments to the Company when due and the other risks described below, and could differ materially from what is currently expected as set out above.

Forward-looking statements, by their nature, are based on assumptions, including those described herein and are subject to important risks and uncertainties. Many factors could cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the following factors: inability to maintain and enhance brands, inability to introduce new and innovative products, intense competition in the sporting equipment and apparel industries, inability to own, enforce, defend and protect intellectual property rights worldwide, costs associated with potential lawsuits to enforce, defend or protect intellectual property rights, inability to protect the Company’s brands and rights to use such brands, infringement of intellectual property rights of others, inability to translate booking orders into realized sales, including risks associated with changes in the mix or timing of orders placed by customers, seasonal fluctuations in the Company’s operating results and the trading price of the Company’s common shares, decrease in popularity of ice hockey, baseball and softball, roller hockey or lacrosse, reduced popularity of the National Hockey League, Major League Baseball or other professional or amateur leagues in sports in which the Company’s products are used, adverse publicity in respect of athletes who use the Company’s products or the sports in which the Company’s products are used, inability to ensure that third-party suppliers will meet quality and regulatory standards, reliance on third-party suppliers and manufacturers, disruption of distribution systems, loss of significant customers or suppliers, loss of key customers’ business due to customer consolidation, losses resulting from customer insolvency events, changes in the sales mix towards larger customers, cost of raw materials, shipping costs and other cost pressures, risks associated with doing business abroad, inability to expand into international market segments, inability to accurately forecast demand for products, inventory shrinkage, excess inventory due to inaccurate demand forecasts, product liability, warranty and recall claims, inability to successfully design products that satisfy testing protocols and standards established by testing and athletic governing bodies, inability to obtain and maintain necessary approvals in respect of products that may be considered medical devices, inability to successfully open and operate Own The Moment Hockey Experience retail stores, inability to successfully implement the Company’s strategic initiatives on anticipated timelines, including the Company’s profitability improvement initiative, risks associated with the Company’s third-party suppliers and manufacturers failing to manufacture products that comply with all applicable laws and regulations, inability to source merchandise profitably in the event new trade restrictions are imposed or existing trade restrictions become more burdensome, departure of senior executives or other key personnel with specialized market knowledge and technical skills, litigation, including certain class action lawsuits, employment or union-related disputes, disruption of information technology systems, including damage from computer viruses, unauthorized access, cyberattack and other security vulnerabilities, potential environmental liabilities, restrictive covenants in the Company’s credit facilities, increasing levels of indebtedness, inability to generate sufficient cash to fund operations or service the Company’s indebtedness, failure to make, integrate, and maintain new acquisitions, inability to realize growth opportunities or cost synergies that are anticipated to result from new acquisitions such as (i) the acquisition of exclusive and perpetual licensing rights in technology assets from Q30 Sports, LLC, (ii) the purchase of a non-controlling interest in Q30 Sports Science, LLC, and (iii) Easton Hockey, undisclosed liabilities acquired pursuant to recent acquisitions, volatility in the market price for the Company’s common shares, possibility that the Company will need additional capital in the future, incurrence of additional expenses as a result of the loss of the Company’s foreign private issuer status, assertion that the acquisition of the Bauer Hockey business at the time of the Canadian initial public offering of Common Shares completed on March 10, 2011 was an inversion transaction, the Company’s current intention not to pay cash dividends, dependence on the performance of subsidiaries given the Company’s status as a holding company, potential inability of investors to enforce judgments against the Company and its directors, fluctuations in the value of certain foreign currencies, including the Canadian dollar, in relation to the U.S. dollar, and other world currencies, general adverse economic and market conditions, changes in government regulations, including tax laws and unanticipated tax liabilities and natural disasters and geo-political events, as well as the factors identified in the “Risk Factors” sections of the Company’s annual report on Form 10-K and quarterly report on Form 10-Q dated April 14, 2016, which are available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company’s website at www.performancesportsgroup.com.

Furthermore, unless otherwise stated, the forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not intend and undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Company Contact:
Mark Vendetti
Chief Financial Officer
Tel 1-603-430-2111
investors@performancesportsgroup.com

Investor Relations:
Liolios
Cody Slach
Tel 1-949-574-3860
PSG@liolios.com

Media Contact:
Steve Jones
Sr. Director, Corporate Communications
Tel 1-603-610-5813
media@performancesportsgroup.com